Membership Interest Purchase and Employment Agreement

between

Solar Integrated Roofing Corp., a California corporation

and

Pablo Diaz

and

USA Solar Network LLC, a Delaware limited liability company

and

Elijah Chaffino

and

SunUp Solar LLC, a Delaware limited liability company

dated as of June 30, 2021

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”), effective as of the actual Closing Date (the “Effective Date”), is entered into between Solar Integrated Roofing Corp, a California corporation ("Buyer", or "The Company"), Pablo Diaz (“Diaz”) the sole member and owner of USA Solar Network LLC, a Delaware limited liability company ("Target"), and Elijah Chaffino ("Chaffino"), the sole member and owner of SunUp Solar LLC, a Delaware limited liability company ("Target 2"), each individually a Party and collectively the Parties. Diaz and Chaffino are each individually a "Seller" and collectively the "Sellers".

WHEREAS, Diaz will sell to Buyer, and Buyer will purchase from Diaz, a 60% interest in Target (the “Target Interest”), subject to the terms and conditions set forth herein; and

WHEREAS, Chaffino will sell to Buyer, and Buyer will purchase from Chaffino, a 60% membership interest in Target 2 (the "Target 2 Interest"), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, and for the consideration set forth in Section 1.02, at the Closing (defined in Section 1.04 below), Sellers will sell to Buyer, and Buyer will purchase from Sellers, the Target Interest and Target 2 Interest (Target Interest and Target 2 Interest collectively hereinafter the “Membership Interests”). When the purchase is completed, the ownership of the membership interests shall be as follows:

Buyer shall own:

•A 60% membership interest in Target

•A 60% membership interest in Target 2

These interests shall be transferred free and clear of any mortgage, pledge, lien, charge, or security interest other than as set forth herein.

Section 1.02 Purchase Price. The aggregate purchase price for the Membership Interests shall be a combination of Cash and Equity as follows:

(a)Target Terms. The terms of the purchase of the Target Interest shall be as follows:

(i)Purchase Price.The purchase price of the Target to be paid by Buyer is $12,200,000 and shall be paid in a combination of cash and equity, as follows:

i.Cash. $200,000 in cash payable to Diaz at the closing (the "Target Cash Consideration").

ii.Equity. 12,000,000 shares of SIRC Common Stock (the "Target Equity Consideration"), subject to the terms and conditions below.

(ii)Mandatory One Year Holding Period. The Target Equity Consideration shall be held in escrow and trust for contingencies arising out of the Transaction and shall be released upon the one-year anniversary of the Closing or the release of all Contingencies, whichever occurs first. For purposes of this Agreement, "Contingencies" means any litigation involving any of the Sellers.

(iii)Make Whole Contingency. If the shares of SIRC common stock are not worth at least $1.00 per share at the one-year anniversary of the Closing, then Buyer will pay Seller the difference in value between the market value of the shares and the value if the price per share was $1.00. If the shares have a value of more than

$1.00 per share at the one-year anniversary of the Closing, then Seller may keep the added market value of the Shares.

(b)Target 2 Terms. The terms of the purchase of the Target 2 Interest are as follows:

(i)Purchase Price. The Purchase price that shall be paid to Chaffino for the Target 2 Interest shall be a combination of cash and equity, as follows:

i.Cash. $200,000 in cash payable to Chaffino at the Closing (the "Target 2 Cash Consideration").

ii.Equity. 200,000 shares of SIRC Common Stock issued to Chaffino (the "Target 2 Equity Consideration") which shall be subject to the Make Whole Contingency described in Section 1.02(a)(iii).

(ii)Mandatory One Year Holding Period. The Target 2 Equity Consideration shall be held in escrow and trust for contingencies arising out of the Transaction and shall be released upon the one-year anniversary of the Closing or the release of all Contingencies, whichever occurs first. For purposes of this Agreement, "Contingencies" means any litigation involving any of the Sellers.

(iii)Make Whole Contingency. If the shares of SIRC common stock are not worth at least $1.00 per share at the one-year anniversary of the Closing, then Buyer will pay Seller the difference in value between the market value of the shares and the value if the price per share was $1.00. If the shares have a value of more than $1.00 per share at the one-year anniversary of the Closing, then Seller may keep the added market value of the Shares.

Section 1.03 Additional Agreements.

(a)Employment of Executive. Prior to the Closing, Pablo Diaz and Target shall enter into a two-year employment agreement pursuant to which Diaz will agree to continue to serve as Target's Chief Executive Officer and will be entitled to receive a base salary of $150,000 per year. The agreement shall include a one-year non-solicitation and two-year non-competition agreement with terms acceptable to Target. Diaz shall be entitled to receive personal time off, standard health care, and other benefits as agreed upon by Target.

(i)Quarterly and Annual Bonuses. For 12 months after the Closing, Diaz shall be entitled to the following bonuses:

i.If Target meets the Quarterly Pro Forma Numbers that have been presented to Buyer, Diaz shall be entitled to receive 1,000,000 shares of SIRC Common Stock for each quarter that the pro forma numbers are met.

ii.If Target meets the Annual Pro Forma Numbers that have been presented to Buyer, Diaz shall be entitled to receive a bonus of 2,000,000 shares of SIRC Common Stock in addition to any quarterly bonuses already received.

iii.The bonus structure set forth in Section 1.03(a)(i) may continue beyond the initial 12-month period provided (a) Target continues to grow its revenues by 20% per quarter and (b) profit margins remain the same.

(ii)Employment of Chaffino. Prior to the Closing, Chaffino shall enter into an employment agreement with Target 2 with terms as agreed upon by Chaffino, Target 2, and Buyer.

Section 1.04 Closing. The purchase and sale of the Membership Interest contemplated herein will take place simultaneously with the execution of this Agreement and the other Closing documents at the Closing, as more fully described below (the “Closing Date”). The closing of the transactions contemplated by this Agreement (the “Closing”) will take place remotely, or at the offices of JDT Legal, PLLC or such other location as the Parties may agree, on June 30, 2021 at 4 p.m., local time, or as soon as practicable, but in any event not later than the third (3rd) business day immediately following the date on which the last of the conditions set forth in Article IV has been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Closing), or at such other time and place as Parties may agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

Section 1.05 Post-closing Operations. The Parties agree that the business and affairs of Target shall continue post-closing, as follows:

(a)Governance. The business and affairs of Target (for purposes of this Section, the "Company") shall be managed by a Board of Managers (the "Board") consisting of five (5) members (each, a "Manager"), of which three (3) Managers will be designated by Buyer and two (2) by Target. Each Party shall have the exclusive right to, at any time, remove and replace any of the Managers appointed by it, with or without cause, as well as to fill vacancies caused by reason of the death, removal, or resignation of any of its designated Managers. The Board will act by majority vote of the Managers present at a duly constituted meeting at which a quorum is present; provided that the LLC Agreement shall require the affirmative vote of at least one (1) of the Managers appointed by each Party in order to do any of the following ("Major Items"):

a.Amend, modify, or waive the LLC Agreement or the Company's other constituent documents;

b.Make any material change to the Business or authorize entry by the Company into any business other than the Business;

c.Authorize the issuance of additional membership interests or admit additional members to The Company;

d.Incur any indebtedness, pledge, or grant liens on any assets or guarantee, assume, endorse, or otherwise become responsible for the obligations of any other person or entity, except to the extent approved or authorized in the Company Business Plan, Pro Formas (as defined below) or budget.

e.Make any loan, advance or capital contribution to or in any person or entity, except to the extent approved or authorized in the budget;

f.Appoint or remove the Company's independent accountant or make any changes in its accounting methods or policies (other than as required by GAAP);

g.Enter into, amend in any material respect, waive, or terminate any agreement, arrangement or understanding between the Company and any member or any affiliate of a member or any officer or employee of the Company (a "Related Party Agreement") other than entry into a Related Party Agreement that is on an arm's length basis and on terms no less favorable to the Company than those that could be obtained from an unaffiliated third party;

h.Enter into or effect any transaction or series of related transactions involving the purchase, lease, license, exchange, or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) of any assets and/or equity interests, other than in the ordinary course of business consistent with past practice or as contemplated in the budget or existing or future Pro Formas);

i.Establish a subsidiary or enter into any joint venture or similar business arrangement except as contemplated by the existing or future Pro Formas;

j.Settle any lawsuit, action, dispute, or other proceeding or otherwise assume any liability with a value in excess of $100,000 or agree to the provision of any equitable relief;

k.Initiate or consummate an initial public offering;

l.Make any investments in excess of $100,000 except as set forth in the existing and future Pro Formas.

m.Approve any business plan or budget for the Company or any modifications to or material deviations from an existing business plan or budget;

(b)Buyer covenants to provide the operational funds and growth capital needed to meet the Pro Forma projections, as outlined in the Pro Forma Projections attached to this Agreement as Exhibit A (the "Pro Formas").

(c)Profit distribution will be split pro rata per membership percentages, and shall occur on a quarterly basis.

ARTICLE II

CLOSING DELIVERABLES

Section 2.01 Closing Deliverables.

(a)At the Closing, Sellers will deliver or cause to be delivered to Buyer the following items of documentation, but only if requested by Buyer (the “Sellers' Closing Deliverables”):

(i)an assignment of membership interest in Target to Buyer executed by Diaz;

(ii)an assignment of membership interest in Target 2 to Buyer executed by Chaffino;

(iii)a certificate in the form of Exhibit B executed by Sellers confirming to the best of the their knowledge the satisfaction of the conditions specified in Article III;

(iv)such other instruments of sale, transfer, conveyance and assignment as Buyer reasonably requests for the purpose of consummating the transactions contemplated by this Agreement, including but not limited to copies of authorizing and approving this Agreement and the execution of all documents delivered pursuant to it, certificates of incumbency, and such other certificates executed by Sellers as Buyer may reasonably request.

(b)At the Closing, Buyer will deliver or cause to be delivered to Sellers the following (the "Buyer's Closing Deliverables"):

(i)the Target Cash Consideration;

(ii)evidence that the Target Equity Consideration has been transferred to the escrow agent;

(iii)the Target 2 Cash Consideration;

(iv)the Target 2 Equity Consideration;

(v)such other Secretary’s certificates, instruments of sale, transfer, conveyance and assignment as Sellers reasonably requests for the purpose of consummating the transactions contemplated by this Agreement, including but not limited to copies of resolutions of Buyer's Manager authorizing and approving this Agreement and the execution of all documents delivered pursuant to it, certificates of incumbency, and such other certificates executed by Buyer's manager as Sellers may reasonably request;

(vi)a certificate, dated as of the Closing Date, executed by Buyer confirming to the best of Buyer's knowledge the satisfaction of the conditions specified in Section Article III; and

(vii)such other instruments of assumption as Sellers reasonably request for the purpose of consummating the transactions contemplated by this Agreement.

ARTICLE III COVENANTS AND CONDITIONS TO CLOSING

Section 3.01 By Sellers. Sellers possess all registrations, licenses and permits required to operate their business lawfully in the manner now conducted, except to extent that the failure to possess such registration, license or permit would not have a material adverse effect on Sellers. All registrations, licenses, permits and applications obtained or held by Sellers and the associated businesses, or by any of its directors, officers or employees in connection with their business (collectively, “Sellers Licenses”) have been lawfully and validly issued and are in full force and effect, and none of the Sellers Licenses are subject to any outstanding order, decree, judgment, stipulation, investigation or proceeding, except to extent that the failure to obtain or maintain such Licenses would not have a material adverse effect on Sellers. Sellers has no reason to believe that any of the Sellers Licenses will be revoked, suspended, cancelled or withdrawn or made subject to any order, decree, judgment, stipulation, investigation or proceeding. The Sellers Licenses are sufficient in all respects to permit the continued lawful conduct by Sellers of its business and operations as presently conducted, and Sellers are not conducting business or operations in a manner which violates any of the terms or conditions under which any of the Sellers Licenses were granted.

Section 3.02 Effectiveness. The effectiveness of this Agreement and Related Documentation and Sellers' obligations are subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article III. Sellers may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition will constitute a waiver by Sellers of any other condition, or any of Sellers' other rights or remedies, at law or in equity, if Buyer is in default of any of their representations, warranties, or covenants under this Agreement.

Section 3.03 Sellers' Obligation to Close. Sellers' obligation to Close this transaction is subject to the receipt by Sellers of each of the Buyer's Closing Deliverables and receipt of each item set forth on a closing checklist prepared by Sellers or their counsel, and such other closing deliverables reasonably requested by Sellers, and to the satisfaction of the following conditions precedent, each to the satisfaction of Sellers and its counsel in their sole discretion: [a] Buyer's warranties and representations are true and correct as of the Closing Date and have been met; [b] applicable approvals given by any government authority for the transaction to occur; [c] any applicable third-party consents have been received; [d] Sellers are satisfied with its due diligence investigation; [e] Buyer's Manager certifies to Sellers that Buyer has received all required consents and authorizations for this Agreement and the Related Documents; [f] there are no material changes in Buyer's business.

Section 3.04 Buyer. Buyer possesses all registrations, licenses and permits required to operate its business lawfully in the manner now conducted, except to extent that the failure to possess such registration, license or permit would not have a material adverse effect on Buyer. All registrations, licenses, permits and applications obtained or held by Buyer, or by any of its managers, officers or employees in connection with their business (collectively, “Buyer Licenses”) have been lawfully and validly issued and are in full force and effect, and none of the Buyer Licenses are subject to any outstanding order, decree, judgment, stipulation, investigation or proceeding, except to extent that the failure to obtain or maintain such Licenses would not have a material adverse effect on Buyer. Buyer has no reason to believe that any of the Buyer Licenses will be revoked, suspended, cancelled or withdrawn or made subject to any order, decree, judgment, stipulation, investigation or proceeding. Buyer Licenses are sufficient in all respects to permit the continued lawful conduct by Buyer of its business and operations as presently conducted, and Buyer is not conducting its business or operations in a manner which violates any of the terms or conditions under which any of the Buyer Licenses were granted. Buyer's obligations hereunder to issue Common Shares (“Shares”) to Sellers are subject to the conditions that (A) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Shares hereunder will have been obtained or made, as the case may be; and (B) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance will be in effect.

Section 3.05 The parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller represents and warrants to Buyer that the statements contained in this Article IV are true and correct as of the date hereof. For purposes of this Article IV, “Sellers' knowledge,” “knowledge of Seller,” and any similar phrases will mean the actual or constructive knowledge of any Seller, after due inquiry.

Section 4.01 Capacity of Sellers; Enforceability. Each Seller has full capacity, power, and authority to enter into this Agreement and the Related Documentation to be delivered hereunder, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement and the Related Documentation to be delivered hereunder have been duly executed and delivered by Sellers, and (assuming due authorization, execution, and delivery by Buyer) this Agreement and the Related Documentation to be delivered hereunder constitute legal, valid, and binding obligations of Sellers, enforceable against Sellers in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by such Sellers of this Agreement and the Related Documentation to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of organization, operating agreement, or other governing documents of Sellers or their affiliates; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to any Seller; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration, or modification of, any obligation or loss of any benefit under any contract or other instrument to which any Seller is a party. No consent, approval, waiver, or authorization is required to be obtained by Sellers from any Person in connection with the execution, delivery, and performance by Sellers of this Agreement and the consummation of the transactions contemplated hereby. For purposes of this Agreement, the term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

Section 4.03 Legal Proceedings. Except as disclosed on the attached Schedule A, there is no claim, action, suit, proceeding, or governmental investigation (collectively, “Action”) of any nature pending or, to such Member’s knowledge, threatened: (a) against or by Sellers relating to or affecting the Membership Interests; or (b) against or by Sellers that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred, or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.04 Financial Statements. All financial statements and balance sheets and the Pro Forma Projections provided to Buyer during the course of negotiating this Agreement are based on the books and records of the Company and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The Company has no liabilities, obligations, or commitments, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, "Liabilities"), except those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date and those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount. Sellers agree and understand representations made regarding the present financial condition and pro forma projections of Target and Target 2 are material representations upon which Buyer relied in negotiating and entering into this Agreement. Any misrepresentations, whether intentional or unintentional, related to the financial condition of Target or Target 2 may compromise the integrity of the grounds upon which this Agreement was formed.

Section 4.04 No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE IV, Buyer acknowledges that neither Sellers nor any other Person makes any other express or implied representation or warranty with respect to the Sellers, their affiliates or the transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

BUYER represents and warrants to Sellers that the statements contained in this Agreement and in this ARTICLE V are true and correct as of the date hereof. For purposes of this ARTICLE V, “BUYER’s knowledge,” “knowledge of BUYER,” and any similar phrases will mean the actual or constructive knowledge of any manager or officer of BUYER, after due inquiry.

Section 5.01 Organization and Authority of BUYER; Enforceability. BUYER is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Wyoming. BUYER has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by BUYER of this Agreement and the Related Documentation to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite company action on the part of BUYER. This Agreement and the Related Documentation to be delivered hereunder have been duly executed and delivered by

BUYER and, assuming due authorization, execution, and delivery by Sellers, this Agreement and the Related Documentation to be delivered hereunder constitute legal, valid, and binding obligations of BUYER enforceable against BUYER in accordance with their respective terms.

Section 5.02 No Conflicts; Consents. The execution, delivery, and performance by BUYER of this Agreement and the Related Documentation to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the articles of incorporation, corporate bylaws, or other governing documents of BUYER; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to BUYER; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration, or modification of, any obligation or loss of any benefit under any contract or other instrument to which BUYER is a party. No consent, approval, waiver, or authorization is required to be obtained by BUYER from any Person in connection with the execution, delivery, and performance by BUYER of this Agreement and the consummation of the transactions contemplated hereby. For purposes of this Agreement, the term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

Section 5.03 Legal Proceedings. There is no action of any nature pending or, to BUYER’s knowledge, threatened against or by BUYER that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred, or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 5.04 No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE V, Sellers acknowledge that BUYER nor any other Person affiliated therewith makes any other express or implied representation or warranty with respect to BUYER or the transactions contemplated by this Agreement.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Survival of Representations and Covenants. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification will survive the Closing for a period of one year.

Section 6.02 Indemnification by Sellers. Subject to the other terms and conditions of this ARTICLE VI, Sellers will defend, indemnify, reimburse, and hold harmless Buyer, its Affiliates, and their respective shareholders, members, directors, managers, officers, and employees from and against:

(a)all direct claims, judgments, damages, liabilities, settlements, losses, costs, and expenses, including reasonable attorneys’ fees and disbursements, consequential damages, or damages for lost profits (collectively, a “Loss,”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of such Member contained in this Agreement or any document delivered in connection herewith; or

(b)any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Member pursuant to this Agreement or any document delivered in connection herewith;

(c)any Loss arising from or relating to any pending or potential litigation between Diaz and SinglePoint Direct Solar LLC or related entities, including, but not limited to, the litigation disclosed on Schedule A; or

(d)any Loss arising from or relating violation of any contract or other instrument to which Diaz is a party to, including, but not limited to, any non-compete agreement, non-solicitation agreement, or other employment agreements which would limit Diaz' ability to enter this agreement.

For purposes of this Agreement, “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

Section 6.03 Indemnification by BUYER. Subject to the other terms and conditions of this ARTICLE VI, BUYER will defend, indemnify, and hold harmless each Seller, its Affiliates, and their respective shareholders, members, directors, managers, officers, and employees from and against all Losses arising from or relating to:

(a)all claims, judgments, damages, liabilities, settlements, losses, costs, and expenses, including reasonable attorneys’ fees and disbursements (collectively, a “Loss”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of BUYER contained in this Agreement or any document delivered in connection herewith;

(b)any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by BUYER pursuant to this Agreement or any document delivered in connection herewith; or

For purposes of this Agreement, “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

ARTICLE VII

TERMINATION

Section 7.01 Cancellation prior to closing. This Agreement and the Closing Deliverables may be cancelled at any time before Closing [a] if all parties agree on the termination; [b] by one party if the other has not completed the closing conditions on time; [c] by one party if the other party has breached a warranty or failed to perform a closing condition or breached a covenant in this Agreement or the Related Documentation.

Section 7.02 Rescission post-closing. This Agreement and the associated transactions may be rescinded at any time after the Closing if all Parties agree to the termination in writing.

ARTICLE VIII

MISCELLANEOUS

Section 8.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

Section 8.02 Further Assurances. Following the Closing, each of the parties hereto will execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

Section 8.03 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder will be in writing. For purposes of this Agreement, email constitutes writing.

Section 8.04 Headings. The headings in this Agreement are for reference only and will not affect the interpretation of this Agreement.

Section 8.05 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 8.06 Entire Agreement. This Agreement and the Related Documentation to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. This agreement shall be interpreted to specifically supersede the Letter of Intent between the Parties contemplating this transaction. In the event of any inconsistency between the terms and provisions in the body of this Agreement and those in the documents delivered in connection herewith, the Exhibits, and the disclosure schedules (other than an exception expressly set forth as such in the disclosure schedules), the terms and provisions in the body of this Agreement will control.

Section 8.07 Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. No assignment will relieve the assigning party of any of its obligations hereunder.

Section 8.08 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.09 Amendment and Modification. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.

Section 8.10 Waiver. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party will operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 8.11 Governing Law. All matters arising out of or relating to this Agreement and all related documents will be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

Section 8.12 Submission to Jurisdiction. Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 8.13 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.14 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each party hereto: (a) agrees that it will not oppose the granting of such specific performance or relief; and (b) hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief.

Section 8.15 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

SCHEDULE A

Pending Legal Proceedings

CV-21-0176-PHX-JAT and related proceeding 2:21-CV-00989-SMB

Membership Interest Purchase and Employment Agreement

between

Solar Integrated Roofing Corp., a California corporation

and

Pablo Diaz

and

USA Solar Network LLC, a Delaware limited liability company

dated as of

October 6, 2021

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”), effective as of the actual Closing Date (the “Effective Date”), is entered into between Solar Integrated Roofing Corp, a California corporation ("Buyer", or "The Company"), Pablo Diaz (“Seller”) the sole member and owner of USA Solar Network LLC, a Delaware limited liability company ("Target"), each individually a Party and collectively the Parties.

WHEREAS, Seller will sell to Buyer, and Buyer will purchase from Seller, a 40% interest in Target (the “Target Interest”), subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, and for the consideration set forth in Section 1.02, at the Closing (defined in Section 1.04 below), Seller will sell to Buyer, and Buyer will purchase from Seller, the Target Interest (Target Interest also referred to as the “Membership Interests”). When the purchase is completed, Buyer shall own 100% of Target.

The Membership Interests shall be transferred free and clear of any mortgage, pledge, lien, charge, or security interest other than as set forth herein.

Section 1.02 Purchase Price. The aggregate purchase price for the Membership Interests shall be a combination of Cash and Equity as follows:

(a)Target Terms. The terms of the purchase of the Target Interest shall be as follows:

(i)Purchase Price.  The purchase price of the Target to be paid by Buyer shall be paid in a combination of cash and equity, as follows:

i.Cash.  $1,000,000 in cash payable to Seller at the closing (the "Target Cash Consideration").

ii.Equity.  7,000,000 shares of SIRC Common Stock (the "Target Equity Consideration"), subject to the terms and conditions below.

(ii)Mandatory One Year Holding Period.  The Target Equity Consideration shall be held in escrow and trust for contingencies arising out of the Transaction and shall be released upon the one-year anniversary of the Closing or the release of all Contingencies, whichever occurs first.  For purposes of this Agreement, "Contingencies" means any litigation involving any of the Seller.

(iii)Make Whole Contingency.  If the shares of SIRC common stock are not worth at least $1.00 per share at the one-year anniversary of the Closing, then Buyer will pay Seller the difference in value between the market value of the shares and the value if the price per share was $1.00.  If the shares have a value of more than $1.00 per share at the one-year anniversary of the Closing, then Seller may keep the added market value of the Shares.

Section 1.03  [Reserved].

Section 1.04 Closing. The purchase and sale of the Membership Interest contemplated herein will take place simultaneously with the execution of this Agreement and the other Closing documents at the Closing, as more fully described below (the “Closing Date”). The closing of the transactions contemplated by this Agreement (the “Closing”) will take place remotely, or at the offices of JDT Legal, PLLC or such other location as the Parties may agree, on October 6, 2021 at 4 p.m., local time, or as soon as practicable, but in any event not later than the third (3rd) business day immediately following the date on which the last of the conditions set forth in Article IV has been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Closing), or at such other time and place as Parties may agree in writing.  The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

Section 1.05 Post-closing Operations. The Parties agree that the business and affairs of Target shall continue post-closing, as follows:

(a)Governance. The business and affairs of Target (for purposes of this Section, the "Company") shall be managed by a Board of Managers (the "Board") consisting of five (5) members (each, a "Manager"), of which three (3) Managers will be designated by Buyer and two (2) by Target. Each Party shall have the exclusive right to, at any time, remove and replace any of the Managers appointed by it, with or without cause, as well as to fill vacancies caused by reason of the death, removal, or resignation of any of its designated Managers. The Board will act by majority vote of the Managers present at a duly constituted meeting at which a quorum is present; provided that the LLC Agreement shall require the affirmative vote of at least one (1) of the Managers appointed by each Party in order to do any of the following ("Major Items"):

a.Amend, modify, or waive the LLC Agreement or the Company's other constituent documents;

b.Make any material change to the Business or authorize entry by the Company into any business other than the Business;

c.Authorize the issuance of additional membership interests or admit additional members to The Company;

d.Incur any indebtedness, pledge, or grant liens on any assets or guarantee, assume, endorse, or otherwise become responsible for the obligations of any other person or entity, except to the extent approved or authorized in the Company Business Plan, Pro Formas (as defined below) or budget.

e.Make any loan, advance or capital contribution to or in any person or entity, except to the extent approved or authorized in the budget;

f.Appoint or remove the Company's independent accountant or make any changes in its accounting methods or policies (other than as required by GAAP);

g.Enter into, amend in any material respect, waive, or terminate any agreement, arrangement or understanding between the Company and any member or any affiliate of a member or any officer or employee of the Company (a "Related Party Agreement") other than entry into a Related Party Agreement that is on an arm's length basis and on terms no less favorable to the Company than those that could be obtained from an unaffiliated third party;

h.Enter into or effect any transaction or series of related transactions involving the purchase, lease, license, exchange, or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) of any assets and/or equity interests, other than in the ordinary course of business consistent with past practice or as contemplated in the budget or existing or future Pro Formas);

i.Establish a subsidiary or enter into any joint venture or similar business arrangement except as contemplated by the existing or future Pro Formas;

j.Settle any lawsuit, action, dispute, or other proceeding or otherwise assume any liability with a value in excess of $100,000 or agree to the provision of any equitable relief;

k.Initiate or consummate an initial public offering;

l.Make any investments in excess of $100,000 except as set forth in the existing and future Pro Formas.

m.Approve any business plan or budget for the Company or any modifications to or material deviations from an existing business plan or budget;

(b)Buyer covenants to provide the operational funds and growth capital needed to meet the Pro Forma projections, as outlined in the Pro Forma Projections attached to this Agreement as Exhibit A (the "Pro Formas").

(c)Profit distribution will be split pro rata per membership percentages, and shall occur on a quarterly basis.

ARTICLE II

CLOSING DELIVERABLES

Section 2.01 Closing Deliverables.

(a)At the Closing, Seller will deliver or cause to be delivered to Buyer the following items of documentation, but only if requested by Buyer (the “Seller' Closing Deliverables”):

(i)an assignment of membership interest in Target to Buyer executed by Seller;

2.a certificate in the form of Exhibit B executed by Seller confirming to the best of their knowledge the satisfaction of the conditions specified in Article III;

3.such other instruments of sale, transfer, conveyance and assignment as Buyer reasonably requests for the purpose of consummating the transactions contemplated by this Agreement, including but not limited to copies of authorizing and approving this Agreement and the execution of all documents delivered pursuant to it, certificates of incumbency, and such other certificates executed by Seller as Buyer may reasonably request.

(b)At the Closing, Buyer will deliver or cause to be delivered to Seller the following (the "Buyer's Closing Deliverables"):

(i)the Target Cash Consideration;

4.evidence that the Target Equity Consideration has been transferred to the escrow agent;

5.such other Secretary’s certificates, instruments of sale, transfer, conveyance and assignment as Seller reasonably requests for the purpose of consummating the transactions contemplated by this Agreement, including but not limited to copies of resolutions of Buyer's Manager authorizing and approving this Agreement and the execution of all documents delivered pursuant to it, certificates of incumbency, and such other certificates executed by Buyer's manager as Seller may reasonably request;

6.a certificate, dated as of the Closing Date, executed by Buyer confirming to the best of Buyer's knowledge the satisfaction of the conditions specified in Section Article III; and

7.such other instruments of assumption as Seller reasonably request for the purpose of consummating the transactions contemplated by this Agreement.

ARTICLE III

COVENANTS AND CONDITIONS TO CLOSING

Section 3.01 By Seller. Seller possesses all registrations, licenses and permits required to operate their business lawfully in the manner now conducted, except to extent that the failure to possess such registration, license or permit would not have a material adverse effect on Seller.  All registrations, licenses, permits and applications obtained or held by Seller and the associated businesses, or by any of its directors, officers or employees in connection with their business (collectively, “Seller Licenses”) have been lawfully and validly issued and are in full force and effect, and none of the Seller Licenses are subject to any outstanding order, decree, judgment, stipulation, investigation or proceeding, except to extent that the failure to obtain or maintain such Licenses would not have a material adverse effect on Seller.  Seller has no reason to believe that any of the Seller Licenses will be revoked, suspended, cancelled or withdrawn or made subject to any order, decree, judgment, stipulation, investigation or proceeding. The Seller Licenses are sufficient in all respects to permit the continued lawful conduct by Seller of its business and operations as presently conducted, and Seller are not conducting business or operations in a manner which violates any of the terms or conditions under which any of the Seller Licenses were granted.

Section 3.02 Effectiveness. The effectiveness of this Agreement and Related Documentation and Seller' obligations are subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article III. Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition will constitute a waiver by Seller of any other condition, or any of Seller' other rights or remedies, at law or in equity, if Buyer is in default of any of their representations, warranties, or covenants under this Agreement.

Section 3.03 Seller' Obligation to Close. Seller's obligation to Close this transaction is subject to the receipt by Seller of each of the Buyer's Closing Deliverables and receipt of each item set forth on a closing checklist prepared by Seller or their counsel, and such other closing deliverables reasonably requested by Seller, and to the satisfaction of the following conditions precedent, each to the satisfaction of Seller and its counsel in their sole discretion: [a] Buyer's warranties and representations are true and correct as of the Closing Date and have been met; [b] applicable approvals given by any government authority for the transaction to occur; [c] any applicable third-party consents have been received; [d] Seller are satisfied with its due diligence investigation; [e] Buyer's Manager certifies to Seller that Buyer has received all required consents and authorizations for this Agreement and the Related Documents; [f] there are no material changes in Buyer's business.

Section 3.04 Buyer. Buyer possesses all registrations, licenses and permits required to operate its business lawfully in the manner now conducted, except to extent that the failure to possess such registration, license or permit would not have a material adverse effect on Buyer.  All registrations, licenses, permits and applications obtained or held by Buyer, or by any of its managers, officers or employees in connection with their business (collectively, “Buyer Licenses”) have been lawfully and validly issued and are in full force and effect, and none of the Buyer Licenses are subject to any outstanding order, decree, judgment, stipulation, investigation or proceeding, except to extent that the failure to obtain or maintain such Licenses would not have a material adverse effect on Buyer.  Buyer has no reason to believe that any of the Buyer Licenses will be revoked, suspended, cancelled or withdrawn or made subject to any order, decree, judgment, stipulation, investigation or proceeding. Buyer Licenses are sufficient in all respects to permit the continued lawful conduct by Buyer of its business and operations as presently conducted, and Buyer is not conducting its business or operations in a manner which violates any of the terms or conditions under which any of the Buyer Licenses were granted. Buyer's obligations hereunder to issue Common Shares (“Shares”) to Seller are subject to the conditions that (A) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Shares hereunder will have been obtained or made, as the case may be; and (B) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance will be in effect.

Section 3.05 The parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Each Seller represents and warrants to Buyer that the statements contained in this Article IV are true and correct as of the date hereof. For purposes of this Article IV, “Seller' knowledge,” “knowledge of Seller,” and any similar phrases will mean the actual or constructive knowledge of any Seller, after due inquiry.

Section 4.01 Capacity of Seller; Enforceability. Each Seller has full capacity, power, and authority to enter into this Agreement and the Related Documentation to be delivered hereunder, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement and the Related Documentation to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution, and delivery by Buyer) this Agreement and the Related Documentation to be delivered hereunder constitute legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by such Seller of this Agreement and the Related Documentation to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of organization, operating agreement, or other governing documents of Seller or their affiliates; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to any Seller; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration, or modification of, any obligation or loss of any benefit under any contract or other instrument to which any Seller is a party. No consent, approval, waiver, or authorization is required to be obtained by Seller from any Person in connection with the execution, delivery, and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby. For purposes of this Agreement, the term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

Section 4.03 Legal Proceedings. Except as disclosed on the attached Schedule A, there is no claim, action, suit, proceeding, or governmental investigation (collectively, “Action”) of any nature pending or, to such Member’s knowledge, threatened: (a) against or by Seller relating to or affecting the Membership Interests; or (b) against or by Seller that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred, or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.04Financial Statements. All financial statements and balance sheets and the Pro Forma Projections provided to Buyer during the course of negotiating this Agreement are based on the books and records of the Company and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated.  The Company has no liabilities, obligations, or commitments, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, "Liabilities"), except those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date and those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount. Seller agrees and understands representations made regarding the present financial condition and pro forma projections of Target are material representations upon which Buyer relied in negotiating and entering into this Agreement. Any misrepresentations, whether intentional or unintentional, related to the financial condition of Target may compromise the integrity of the grounds upon which this Agreement was formed.

Section 4.04  No Other Representations or Warranties.  Except for the representations and warranties contained in this ARTICLE IV, Buyer acknowledges that neither Seller nor any other Person makes any other express or implied representation or warranty with respect to the Seller, their affiliates or the transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

BUYER represents and warrants to Seller that the statements contained in this Agreement and in this ARTICLE V are true and correct as of the date hereof. For purposes of this ARTICLE V, “BUYER’s knowledge,” “knowledge of BUYER,” and any similar phrases will mean the actual or constructive knowledge of any manager or officer of BUYER, after due inquiry.

Section 5.01 Organization and Authority of BUYER; Enforceability. BUYER is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Wyoming. BUYER has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by BUYER of this Agreement and the Related Documentation to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite company action on the part of BUYER. This Agreement and the Related Documentation to be delivered hereunder have been duly executed and delivered by BUYER and, assuming due authorization, execution, and delivery by Seller, this Agreement and the Related Documentation to be delivered hereunder constitute legal, valid, and binding obligations of BUYER enforceable against BUYER in accordance with their respective terms.

Section 5.02 No Conflicts; Consents. The execution, delivery, and performance by BUYER of this Agreement and the Related Documentation to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the articles of incorporation, corporate bylaws, or other governing documents of BUYER; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to BUYER; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration, or modification of, any obligation or loss of any benefit under any contract or other instrument to which BUYER is a party. No consent, approval, waiver, or authorization is required to be obtained by BUYER from any Person in connection with the execution, delivery, and performance by BUYER of this Agreement and the consummation of the transactions contemplated hereby. For purposes of this Agreement, the term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

Section 5.03 Legal Proceedings. There is no action of any nature pending or, to BUYER’s knowledge, threatened against or by BUYER that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred, or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 5.04  No Other Representations or Warranties.  Except for the representations and warranties contained in this ARTICLE V, Seller acknowledge that BUYER nor any other Person affiliated therewith makes any other express or implied representation or warranty with respect to BUYER or the transactions contemplated by this Agreement.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Survival of Representations and Covenants. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification will survive the Closing for a period of one year.

Section 6.02 Indemnification by Seller. Subject to the other terms and conditions of this ARTICLE VI, Seller will defend, indemnify, reimburse, and hold harmless Buyer, its Affiliates, and their respective shareholders, members, directors, managers, officers, and employees from and against:

(a) all direct claims, judgments, damages, liabilities, settlements, losses, costs, and expenses, including reasonable attorneys’ fees and disbursements, consequential damages, or damages for lost profits (collectively, a “Loss,”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of such Member contained in this Agreement or any document delivered in connection herewith; or

(b) any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Member pursuant to this Agreement or any document delivered in connection herewith;

(c) any Loss arising from or relating to any pending or potential litigation between Seller and SinglePoint Direct Solar LLC or related entities, including, but not limited to, the litigation disclosed on Schedule A; or

(d) any Loss arising from or relating violation of any contract or other instrument to which Seller is a party to, including, but not limited to, any non-compete agreement, non-solicitation agreement, or other employment agreements which would limit Seller' ability to enter this agreement.

For purposes of this Agreement, “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

Section 6.03 Indemnification by BUYER. Subject to the other terms and conditions of this ARTICLE VI, BUYER will defend, indemnify, and hold harmless each Seller, its Affiliates, and their respective shareholders, members, directors, managers, officers, and employees from and against all Losses arising from or relating to:

(a) all claims, judgments, damages, liabilities, settlements, losses, costs, and expenses, including reasonable attorneys’ fees and disbursements (collectively, a “Loss”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of BUYER contained in this Agreement or any document delivered in connection herewith;

(b) any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by BUYER pursuant to this Agreement or any document delivered in connection herewith; or

For purposes of this Agreement, “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

ARTICLE VII

TERMINATION

Section 7.01 Cancellation prior to closing. This Agreement and the Closing Deliverables may be cancelled at any time before Closing [a] if all parties agree on the termination; [b] by one party if the other has not completed the closing conditions on time; [c] by one party if the other party has breached a warranty or failed to perform a closing condition or breached a covenant in this Agreement or the Related Documentation.

Section 7.02 Rescission post-closing. This Agreement and the associated transactions may be rescinded at any time after the Closing if all Parties agree to the termination in writing.

ARTICLE VIII

MISCELLANEOUS

Section 8.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

Section 8.02 Further Assurances. Following the Closing, each of the parties hereto will execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

Section 8.03 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder will be in writing. For purposes of this Agreement, email constitutes writing.

Section 8.04 Headings. The headings in this Agreement are for reference only and will not affect the interpretation of this Agreement.

Section 8.05 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 8.06 Entire Agreement.  This Agreement and the Related Documentation to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  This agreement shall be interpreted to specifically supersede the Letter of Intent between the Parties contemplating this transaction. In the event of any inconsistency between the terms and provisions in the body of this Agreement and those in the documents delivered in connection herewith, the Exhibits, and the disclosure schedules (other than an exception expressly set forth as such in the disclosure schedules), the terms and provisions in the body of this Agreement will control.

Section 8.07 Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. No assignment will relieve the assigning party of any of its obligations hereunder.

Section 8.08 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.09 Amendment and Modification. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.

Section 8.10 Waiver. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party will operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 8.11 Governing Law. All matters arising out of or relating to this Agreement and all related documents will be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction).

Section 8.12 Submission to Jurisdiction. Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Nevada and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 8.13 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.14 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each party hereto: (a) agrees that it will not oppose the granting of such specific performance or relief; and (b) hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief.

Section 8.15 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BUYER	SELLER
Solar Integrated Roofing Corp.	USA Solar Network LLC

By: /s/ David Massey	By: /s/ Pablo Diaz
David Massey, Manager	Pablo Diaz, Manager

SCHEDULE A

Pending Legal Proceedings

CV-21-0176-PHX-JAT and related proceeding 2:21-CV-00989-SMB

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